FORM OF
                                CHANGE IN CONTROL
                                    AGREEMENT


                  AGREEMENT by and among Lexmark  International  Group,  Inc., a
Delaware  corporation (the "Company")  Lexmark  International,  Inc., a Delaware
corporation ("LII"), and               (the "Executive"),  dated as of the day
                         --------------
of                , 1998.
   ---------------

                  The Boards of Directors of the Company and LII (collectively, the "Board"), has determined that it is in the best interests of the Company,
     -----
LII and their shareholders to assure that the Company and LII will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change in Control and to encourage the Executive's full attention and dedication to the Company and LII currently and in the event of any threatened or pending Change in Control, and to provide the Executive with compensation and benefits arrangements upon a Change in Control which ensures that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company and LII to enter into this Agreement.

                  NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

                  1.       Certain Definitions.
                           -------------------

                  (a)      "Act"
                            --- shall mean the Securities Exchange Act of 1934,
as amended.

                  (b)  "Change  in  Control   Period"
                        ----------------------------  shall  mean  the  period
commencing on the date hereof and ending on February 28, 2001; provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated,
                                 ------------
the Change in Control Period shall be automatically extended so as to terminate two years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Company and LII shall give notice to the Executive that the Change in Control Period shall not be so extended.

                  (c)  "Effective  Date"
                        --------------- shall mean the first date during the Change in Control Period on which a Change in Control (as defined in Section 2) occurs. Anything in this Agreement to the contrary notwithstanding, if a Change in Control occurs and if the Executive's employment with the Company or LII is terminated prior to the date on which the Change in Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or anticipation of a Change in Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment.

                  (d)      "Proposed Change in Control" means:
                            --------------------------

                           (i)      the commencement of a tender or exchange
offer by any third person (other than a tender or exchange offer which, if consummated, would not result in a Change in Control) for 30% or more of the combined voting power of the Company's then outstanding securities;

                           (ii)     the execution of an agreement by the
Company, the consummation of which would result in the occurrence of a Change in Control;

                           (iii)    the   public   announcement  by  any  person
(including the Company) of an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

                           (iv)     the adoption by the Board, as a result of
other circumstances, including circumstances similar or related to the foregoing, of a resolution to the effect that, for purposes of this Agreement, a Proposed Change in Control has occurred.

                  (e)  "Subsidiary"
                        ---------- shall mean any entity that is directly or indirectly controlled by the Company or any other entity in which the Company has a significant equity interest, as determined by the Committee.

                  2. Change in Control.
                     ----------------- For the purpose of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events:
 -----------------

                  (a) a majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent
                                                                       ---------
Directors");  provided  that any director  whose  election,  or  nomination  for
---------
election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director.

                  (b) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                  (c) the stockholders of the Company shall approve a definitive agreement (i) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination
(A) the stock of the surviving entity is not readily tradable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (x) were not directors of the Company immediately prior to the merger and (y) are not nominees or representatives of the Company or (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (ii) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company.

                  (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding  the  foregoing,  a "Change in  Control"  shall not be deemed to
occur  in  the  event  the  Company  files  for   bankruptcy,   liquidation   or
reorganization under the United States Bankruptcy Code.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred as a result of any transaction or series of transactions which the Executive, or any entity in which the Executive is a partner, officer or more than 50% owner initiates, if immediately following the transaction or series of transactions that would otherwise constitute a Change in Control, the Executive, either alone or together with other individuals who are executive officers of the Company immediately prior thereto, beneficially owns, directly or indirectly, more than 10% of the then outstanding shares of common stock of the Company or the corporation resulting from the transaction or series of transactions, as applicable, or of the combined voting power of the then outstanding voting securities of the Company or such resulting corporation.

                  3.       Employee Benefits after the Effective Date
                           ------------------------------------------

                  (a) Incentive,  Savings,  and Retirement Plans.
                      ------------------------------------------  For a two year period following a Change in Control, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its subsidiaries (including without limitation the Company's Stock Incentive Plan, Retirement Plan, Savings Plan, Long Term Incentive Plan and Supplemental and/or Excess Benefits Plans, as and to the extent those plans are in effect from time to time), but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, less favorable, in the aggregate, than the most favorable of those provided by the Company and its subsidiaries for the Executive under such plans, practices, policies and programs as in effect at any time during the 120 day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive, those provided generally at any time after a Proposed Change in Control to other peer executives of the Company and its Subsidiaries.

                  (b) Welfare Benefit Plans.
                      --------------------- For a two year period following a Change in Control, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its Subsidiaries (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its Subsidiaries, but in no event shall such plans, practices, policies and programs provide the Executive and/or the Executive's family with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 120 day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive, those provided generally at any time after a Proposed Change in Control to other peer executives of the Company and its Subsidiaries.

                  (c)  Expenses.
                       -------- For a two year period following a Change in Control, the Executive shall be entitled to receive prompt reimbursement for all expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its Subsidiaries in effect for the Executive at any time during the 120-day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its Subsidiaries.

                  (d) Fringe Benefits.
                      --------------- For a two year period following a Change in Control, the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its Subsidiaries in effect for the Executive at any time during the 120-day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its Subsidiaries.

                  (e) Office and Support Staff.
                      ------------------------ For a two year period following a Change in Control, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its Subsidiaries at any time during the 120-day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its Subsidiaries.

                  (f)  Vacation.
                       -------- For a two year period following a Change in Control, the Executive shall be entitled to paid vacation, management directed time off with pay and sick leave in accordance with the most favorable plans, policies, programs and practices of the Company and its Subsidiaries as in effect for the Executive at any time during the 120-day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its Subsidiaries.

                  4.       Termination of Employment after the Effective Date.
                           --------------------------------------------------

                  (a) Death or  Disability.
                      -------------------- The Executive's employment shall terminate automatically upon the Executive's death after the Effective Date. If the Company and LII determine in good faith that the Disability of the Executive has occurred after the Effective Date (pursuant to the definition of Disability set forth below), they may give to the Executive written notice in accordance with Section 13(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company and LII shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean a physical or mental disability that prevents the performance by the Executive of the Executive's duties with the Company and LII lasting (or likely to last, based on competent medical evidence presented to the Board) for a continuous period of six months or longer. The reasoned and good faith judgment of the Board as to the Executive's Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Executive or by any physician or group of physicians or other competent medical experts employed by the Executive, the Company or LII to advise the Board.

                  (b) Cause.
                      -----   The Company or LII may terminate  the  Executive's
employment after the Effective Date for Cause. For purposes of this Agreement, "Cause" shall mean:

                           (i)      the willful failure by the Executive to
perform substantially the Executive's duties with the Company or any Subsidiary (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Executive by the executive to which the Executive reports or by the Company's or LII's Board, which notice identifies the manner in which such executive or the Company's or LII's Board, as the case may be, believes that the Executive has not substantially performed his duties, (ii) the Executive's engaging in willful and serious misconduct that is injurious to the Company or LII or any of their subsidiaries, (iii) the Executive's regularly making a substantial, abusive use of alcohol, drug, or similar substances, and such abuse in the Company's or LII's judgment has affected his ability to conduct the business of the Company or LII in a proper and prudent manner, (iv) the Executive's conviction of, or entering a plea of nolo contendere to, a crime that constitutes a felony, or (v) the willful and material breach by the Executive of any of his obligations hereunder, or the willful and material breach by the Executive of any written covenant or agreement with the Company or LII or any of their affiliates not to disclose any information pertaining to the Company or LII or any of their affiliates or not to compete or interfere with the Company or LII or any of their affiliates.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company or LII. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or LII or based upon the advice of counsel for the Company or LII shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company or LII. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purposes (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in any of subparagraphs (i) through (v) above, and specifying the particulars thereof in detail.

                  (c) Good Reason.
                      ----------- The Executive's employment may be terminated by the Executive after the Effective Date for Good Reason. "Good Reason" shall mean a termination of employment by the Executive within 90 days following (i) any assignment to the Executive of any duties, functions or responsibilities that are significantly different from, and result in a substantial diminution of, the duties, functions or responsibilities that the Executive has on the date hereof, (ii) any requirement by the Company or LII that the Executive be based at any location outside the United States of America, (iii) any reduction in base salary, (iv) the failure to pay to the Executive prior to the end of March for the prior fiscal year an annual incentive compensation payment at least equal to the average of the two prior incentive compensation payments received by the Executive (such larger payment is defined as the "Annual Bonus Amount"), [or (v) the failure of the Company or LII to obtain the assumption of the Employment Agreement among the Company, LII and the Executive dated as of April 30, 1998 (the "Employment Agreement") by any successor as contemplated by
Section 12 of the Employment Agreement.]

                  (d) Notice of  Termination.
                      ---------------------- Any termination by the Company or LII for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 13(b) of this Agreement. For purposes of this Agreement, a "Notice of
                                                                      ----------
Termination" means a written notice which (i) indicates the specific termination
-----------
provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 90 days after the giving of such notice). The failure by the Executive or the Company or LII to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company or LII, respectively, hereunder or preclude the Executive or the Company or LII, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's or LII's rights hereunder.

                  (e) Date of Termination.  "Date of  Termination"  means (i) if
                      -------------------    --------------------
the Executive's employment is terminated by the Company or LII for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company or LII other than for Cause or

Disability, the date on which the Company or LII notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be.

                  5. Obligations of the Company upon Termination. ----------------------------------------------- (a) Good
                                                                           ----
Reason; Other Than for Cause, Death or Disability. If, after the Effective Date,
-------------------------------------------------
the Company or LII shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good Reason:

                           (i)      the Company or LII shall pay to the
Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A) (1) the  Executive's  annual base salary
                  on the Effective  Date (the "Annual Base Salary")  through the
                                               ------------------
                  Date of Termination, to the extent not theretofore paid to the Executive, (2) the Annual Bonus Amount with respect to a completed fiscal year to the extent not theretofore paid to the Executive, and (3) the Pro Rata Share of the Annual Bonus (as defined below) for the fiscal year in which the Date of Termination occurs. "Pro Rata Share of the Annual Bonus" will
                                        ----------------------------------
                  be equal to the product of (1) the Annual Bonus, calculated assuming the greater of (x) 100% of the Company's or LII's incentive compensation financial targets (as defined in such incentive compensation plan) are achieved in such year and (y) the actual attainment of the Company's or LII's incentive compensation financial targets as of the Date of Termination are achieved in such year, in each case without regard to personal attainment, and (2) a fraction equal to the number of full and partial months in such year prior to the Date of Termination over 12 (the sum of the amounts described in this clause (A) shall be hereinafter referred to as the "Accrued
                                                                         -------
                  Obligations"); and
                  -----------

                                    (B)  [three/two]  times  the  sum of (1) the
                  Annual Base Salary and (2) an amount equal to 100% of the Executive's incentive compensation target (as defined in such incentive compensation plan), calculated as though the Company and LII attain their financial targets (without regard to personal attainment) (the sum of clauses (B) (1) and (B) (2) shall be hereinafter referred to as the "Annual Compensation")
                                                           -------------------

                           (ii)     for a period of [three/two] years following
the Executive's Date of Termination or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company or LII shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b) of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company, LII and their Subsidiaries, and their families, provided, however, that if the Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. [For purposes of determining eligibility (but not the amount of, or time of commencement of, benefits) of the Executive for retiree benefits pursuant to the Retirement Plan and such other retiree benefits plans, practices, programs and policies described in Section 3(a) of this Agreement, the Executive shall be provided a leave of absence for five years after the Date of Termination;]

                           (iii) to the extent not theretofore paid or provided,
the Company or LII shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under, and in accordance with the terms of, any plan, program, policy or practice or contract or agreement of the Company and its
 Subsidiaries (the amounts and types of benefits described in Sections 5(ii) and (iii) of this Agreement, without regard to duration, shall be hereinafter referred to as the "Other Benefits"); and
                    --------------

                           (iv)     to the extent the Executive has unvested
benefits under the Lexmark Retirement Plan, any Supplemental and/or Excess Benefits Plans and/or the Lexmark Savings Plan, or other unvested benefits under the plans, practices, policies and programs described in Section 3(b) of this Agreement, the Company or LII shall accelerate the vesting of benefits under any such plan, practice, policy or program or, if such accelerated vesting is prohibited under applicable laws, the Company or LII shall provide and/or pay the Executive outside any such plan, practice, policy or program the benefits that would have become vested if such acceleration of vesting were not prohibited (the "Accelerated Benefits").
                                                  --------------------

                  (b) Death.  If the  Executive's  employment  is  terminated by
                      -----
reason of the Executive's death after the Effective Date, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and its Subsidiaries to the estates and beneficiaries of peer executives of the Company and its Subsidiaries under such plans, programs, practices and policies relating to death benefits, if any, as in effect with respect to other peer executives and their beneficiaries at any time during the 120-day period immediately preceding a Proposed Change in Control or, if more favorable to the Executive's estate and/or the Executive's beneficiaries, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its Subsidiaries and their beneficiaries.

                  (c) Disability.
                      ---------- If the Executive's employment is terminated by reason of the Executive's Disability after the Effective Date, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other
Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company and its Subsidiaries to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 120-day period immediately preceding a proposed Change in Control or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its Subsidiaries and their families.

                  (d) Cause;  Other  than for Good  Reason.
                      ------------------------------------   If the  Executive's
employment shall be terminated for Cause after the Effective Date, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive (x) the Annual Base Salary through the Date of Termination and (y) Other Benefits accrued through the Date of Termination, in each case to the extent theretofore unpaid. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits accrued through the Date of Termination. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                  6. Effect of Change in Control on Incentive Awards.
                     -----------------------------------------------  The effect of a Change in Control on Incentive Awards granted to the Executive under the Company's Stock Incentive Plan (the "SIP") and any Award Agreement (as defined in the SIP) shall be as provided in Section 9.1 of the SIP. Pursuant to authority granted to the Board under Section 10 of the SIP to amend or modify the SIP and the Board's approval of this Agreement, the Company shall not be permitted to substitute Alternative Awards (as defined in the SIP) pursuant to
Section 9.2 of the SIP without the written agreement of the Executive. In addition, the number of Performance Awards (as defined in the SIP) that shall be paid to the Executive upon a Change in Control shall be calculated assuming the greater of (x) 100% of the Company's or LII's target performance objectives (as defined in such Performance Awards) are achieved over the measurement period or periods and (y) the actual attainment of the Company's or LII's performance objectives from the beginning of the measurement period or periods through the Change in Control are achieved over the measurement period or periods.

                  7.  Non-exclusivity of Rights;  Vested and Severance Benefits.
                      ---------------------------------------------------------
Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its Subsidiaries and for which the Executive may qualify, nor, subject to the last sentence of this Section 7 and to Section 13(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its Subsidiaries at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement. Notwithstanding the foregoing, if the Executive becomes entitled to receive severance benefits under Section 5(a) hereof, such severance benefits shall be in lieu of any benefits under any severance or separation plan, program or policy of the Company or any of its Subsidiaries to which the Executive would otherwise have been entitled.

                  8.       Settlement; Mitigation; Legal Fees and Expenses.
                           -----------------------------------------------

                  (a) Full Settlement.
                      --------------- The Company's or LII's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company or LII may have against the Executive or others.

                  (b) No Mitigation Required.
                      ---------------------- In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a)(ii), such amounts shall not be reduced whether or not the Executive obtains other employment.

                  (c) Advancement of Legal Fees and Expenses. --------------------------------------- The Company and
LII agree to pay (without duplication) as incurred, to the fullest extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, LII, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement[, the Employment Agreement] or any guarantee of performance thereof (whether such contest is between the Company, LII and the Executive or between either of them and any third party, and including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

                  9.       Tax Equalization for Compensation.
                           ---------------------------------

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or LII to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but excluding any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code, or any corresponding provision of any subsequent Internal Revenue Code, as the same may be amended from time to time, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive
                                               ----------
shall be entitled to receive an additional payment (a "Gross-Up  Payment") in an
                                                       -----------------
amount such that after payment by the Executive of all Federal, state and local taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by PricewaterhouseCoopers L.L.P. or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm"), which shall
                                                ----------------
provide detailed supporting calculations to the Company, LII and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is reasonably requested by the
Company or LII. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required thereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company and LII. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company or LII to the Executive within ten days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company, LII and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company or LII should have been made
("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company and LII exhaust their remedies pursuant to Section 9(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company or LII to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company and LII in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company or LII of the Gross-Up Payment or an Underpayment. Such notification shall be given as soon as practicable but not later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company and LII of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company and LII (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company and LII notify the Executive in writing prior to the expiration of such period that they desire to contest such claim, the Executive shall:

                           (i)      give the Company and LII any information
reasonably requested by the Company and LII relating to such claim,

                           (ii) take such action in connection  with  contesting
such claim as the Company and
LII shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company and LII,

                           (iii)  cooperate  with  the  Company  and LII in good
faith in order effectively to
contest such claim, and

                           (iv)     permit the Company and LII to participate
in any proceedings relating to such claim;

provided, however, that the Company and LII shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including
interest  and   penalties  with  respect  thereto)  imposed  as a result  of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company and LII shall control all proceedings taken in connection such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company and LII shall determine; provided, however, that if the Company and LII direct the Executive to pay such claim and sue for a refund, the Company or LII shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's and LII's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company or LII pursuant to Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's and LII's complying with the requirements of Section 9(c)) promptly pay to the Company or LII the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company or LII pursuant to Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company and LII do not notify the Executive in writing of their intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) The Company and LII reserve the right to amend or terminate the provisions of this Section 9 at any time, provided, that no such amendment or termination shall adversely affect the right of any Executive to receive any amount under this Section who becomes subject to the tax imposed by
Section 4999 of the Code, in whole or in part, by reason of any change in the ownership or effective control of the Company occurring prior to the date of such amendment or termination.

                  10.      Unauthorized Disclosure; Non-Competition;
                           -----------------------------------------
Non-Interference and Return of Documents.
----------------------------------------

                  (a) Unauthorized Disclosure.
                      ----------------------- During and after the term of the Executive's employment with the Company or its Subsidiaries, the Executive shall not, without the written consent of the Board or the General Counsel or the Chief Executive Officer of the Company or LII, disclose to any person (other than an employee or director of the Company or its affiliates, or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company or
LII) any confidential or proprietary information, knowledge or data that is not theretofore publicly known and in the public domain obtained by the Executive while in the employ of the Company or its Subsidiaries with respect to the Company or any of its Subsidiaries or affiliates or with respect to any products, improvements, formulas, recipes, designs, processes, customers, methods of distribution, operation or manufacture, sales, prices, profits, costs, contracts, suppliers, business prospects, business methods, techniques, research, trade secrets or know-how of the Company or any of its Subsidiaries or affiliates (collectively, "Proprietary Information"), except as may be required by law or in connection with any judicial or administrative proceedings or inquiry.

                  (b)  Non-Competition.
                       --------------- During the period of the Executive's employment with the Company or its Subsidiaries and thereafter for a period equal to a number of years equal to the number by which the Annual Compensation was multiplied under Section 5(a)(1)(B), if any such payments are required, but in any event for at least 12 months, the Executive shall not engage directly or indirectly in, become employed by, serve as an agent or consultant to, or become a partner, principal or stockholder of, any partnership, corporation or other entity which competes with a business that represents 5% or more of the aggregate gross revenues of the Company and its Subsidiaries and which is then engaged in such competition in any geographical area in which the Company or any of its Subsidiaries is then engaged in such business, provided that the Executive's ownership of less than 1% of the issued and outstanding stock of any corporation whose stock is traded on an established securities market shall not constitute competition with the Company or any of its Subsidiaries.

                  (c)  Non-Interference.
                       ---------------- During the period of the Executive's employment with the Company or its Subsidiaries and thereafter for a period equal to a number of years equal to the number by which the Annual Compensation was multiplied under Section 5(a)(1)(B), if any such payments are required, but in any event for at least 36 months, the Executive shall not, directly or indirectly, for his own account or the account of any other person or entity,
(i) employ in a business of the kind in which the Company or its Subsidiaries is engaged on the date of such termination, or solicit or endeavor to entice away from the Company or its Subsidiaries, or otherwise intentionally interfere with the Company's or its Subsidiaries' relationship with, any person or entity who or which is at the time employed by or otherwise engaged to perform services for the Company's or its Subsidiaries or (ii) intentionally interfere with the Company or its Subsidiaries' relationship with any person or entity who or which is, or has been within the previous year, a customer, client or supplier of the Company or its Subsidiaries.

                  (d) Return of Documents.
                      ------------------- In the event of the termination of the Executive's employment with the Company or its Subsidiaries for any reason, the Executive will deliver to the Company all non-personal documents and data of any nature pertaining to his work with the Company and its Subsidiaries, and the Executive will not take with him/her any documents or data of any description or any reproduction thereof, or any documents containing or pertaining to any Proprietary Information.

                  11.      Successors.
                           ----------

                   (a) This Agreement is personal to the Executive and without the prior written consent of the Company and LII shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and LII and their successors and assigns.

                  (c) The Company and LII will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company and LII to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company and LII would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the
                                                         -------
Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  12.      Trust Deposit.
                           -------------

                  (a) Upon the occurrence of a Proposed Change in Control during the Change in Control Period, the Company or LII shall deposit in trust or escrow with a third party cash in an amount sufficient to provide all of the benefits and other payments to which the Executive would be entitled hereunder if a Change in Control occurred on the date of the Proposed Change in Control and the Executive's employment were terminated by the Executive for Good Reason immediately thereafter. Upon such deposit, references hereunder to any payment by the Company or LII shall be deemed to refer to a payment from such trust or escrow; provided, however, that nothing contained herein shall relieve the Company or LII of their obligations to make the payments required of them hereunder in the event any such payment is not made from the trust or escrow.

                  (b) The Company and LII reserve the right to amend or terminate the provisions of Section 12(a) at any time prior to a Change of Control without obtaining the agreement of the Executive or any other party.

                  13.      Miscellaneous.
                           -------------

                   (a) Governing  Law.
                       -------------- This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

                  (b) Notices.
                      ------- All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:
                  -------------------

                           to the Executive at the address listed on the signature page hereof


                  If to the Company:
                  -----------------

                           Lexmark International Group, Inc.
                           One Lexmark Centre Drive
                           740 West New Circle Road
                           Lexington, KY  40550
                           Attn:  General Counsel

                  If to LII:
                  ---------

                           Lexmark International, Inc.
                           One Lexmark Centre Drive
                           740 West New Circle Road
                           Lexington, KY  40550
                           Attn:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) Amendment.
                      --------- This Agreement may not be amended or modified, except as provided in Section 9(e) or 12(b), otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (d) Headings.
                      --------   The captions of this  Agreement are not part of
the provisions hereof and shall have no force or effect.

                  (e) Taxes.
                      ----- The Company or LII may withhold from any amounts payable under this Agreement such Federal, state, local and foreign taxes as shall be required to be withheld pursuant to any applicable law, regulation or ruling.

                  (f) Waiver.
                      ------ The Executive's, the Company's or LII's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive, the Company or LII may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 4(c) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (g) Employment "At Will"; Entire Agreement.
                      --------------------------------------  The Executive, the
Company and LII acknowledge that, except as may otherwise be provided [in the Employment Agreement or] under any other written agreement between the Executive, the Company or LII, the employment of the Executive by the Company or LII is "at will" and the Executive's employment may be terminated by either the Executive, the Company or LII at any time. Except as otherwise expressly provided herein, this Agreement, [the Employment Agreement] and the Indemnification Agreement made and entered into as of the 30th day of April, 1998 by and among the Company, LII and the Executive (the "Indemnification Agreement") constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and all promises, representations, understandings, arrangements and prior agreements relating to such subject matter (including those made to or with the Executive by any other person or entity) are merged herein, in the [Employment Agreement and in the] Indemnification Agreement and superseded hereby and thereby. To the extent that the amount and timing of payments required to be made under this Agreement are inconsistent with or different from the amount and timing of payments required to be made pursuant to the [Employment Agreement and/or the] Indemnification Agreement, the Executive shall be entitled to the most favorable benefits provided to the Executive under the provisions of any such agreements.

                  (h)  Reformation;  Severability.
                       --------------------------   If  any  provision  of  this
Agreement is held by a court or arbitrator to be unreasonable in scope or duration or otherwise, the court or arbitrator shall, to the extent permitted by law, reform such provision so that it is enforceable, and enforce the applicable provision as so reformed. Reformation of any provision of this Agreement pursuant to this subsection (h) shall not affect any other provision of this Agreement or render this Agreement unenforceable or void.

                  (i)  Payments  Unconditional.
                       ----------------------- In no event shall an asserted violation of the provisions of this Agreement or any other obligation, covenant or agreement constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement[, the Employment Agreement] or the Indemnification Agreement.

                  (j)   Counterparts.
                        ------------   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand, and, pursuant to the authorization from its Board of Directors, each of the Company and LII has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                       LEXMARK INTERNATIONAL GROUP, INC.


                                       By:
                                           --------------------------------
                                           Paul J. Curlander
                                           President and Chief Executive
                                           Officer


                                       LEXMARK INTERNATIONAL, INC.



                                       By:
                                           --------------------------------
                                           Paul J. Curlander
                                           President and Chief Executive
                                           Officer


                                       EXECUTIVE:

                                       --------------------------------



                                       Address:


                                       --------------------------------


                                       --------------------------------


                                       --------------------------------